SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): August 15, 2002


                               Delta Apparel, Inc.
                        ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                        ------------------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-15583                                   58-2508794
         -------------------                      -----------------------
      (Commission File Number)              (IRS Employer Identification No.)


       2750 Premiere Parkway, Suite 100, Duluth, Georgia         30097
   ------------------------------------------------------     ----------
        (Address of principal executive offices)              (Zip Code)


                                 (678) 775-6900
                        ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                        ------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On August 15, 2002, the registrant announced a 2-for-1 stock split, in the form of a 100% stock dividend, of the registrant's common stock, providing that shareholders of record on September 6, 2002 would receive one (1) additional share of common stock for each one (1) share held of record. The press release issued by the registrant on August 15, 2002 is attached hereto.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release of Delta Apparel, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DELTA APPAREL, INC.



Date:  August 16, 2002             /s/ Herbert M. Mueller
                                   -----------------------------
                                   Herbert M. Mueller
                                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press Release of Delta Apparel, Inc.